UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): October 26, 2023
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

On October 26, 2023, the Board of Directors (the “Board”) of Stem, Inc. (the “Company”), on recommendation of the Nominating, Governance and Sustainability Committee of the Board (the “NGS Committee”), appointed Mr. Ira Birns to the Board as a Class II director, effective November 6, 2023. Also on recommendation of the NGS Committee, the Board appointed Mr. Birns to be chairman of the Audit Committee of the Board (the “Audit Committee”), effective as of that date.

Mr. Birns holds a Bachelor of Business Administration in Public Accounting from Hofstra University and is a Certified Public Accountant and Certified Treasury Professional. He has extensive experience in management, finance and accounting from serving as a senior finance executive at large publicly-traded multinational corporations.

The Board has determined that Mr. Birns satisfies the requirements to serve on the Audit Committee, including the applicable rules and regulations of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended, and that he qualifies as an “audit committee financial expert” under the applicable rules of the Securities and Exchange Commission (the “SEC”). The Board also determined that neither Mr. Birns nor any of his immediate family members has a direct or indirect material interest in any transaction in which the Company was or is to be a participant and that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Birns is expected to enter into a standard indemnification agreement in substantially the same form that the Company has entered into with its other non-employee directors, the form of which was filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed with the SEC on February 17, 2023. As a non-employee director, Mr. Birns will receive pro-rated compensation in the same manner as the Company’s other non-employee directors. The Company previously disclosed the terms of non-employee director compensation in its definitive proxy statement on Schedule 14A filed with the SEC on April 21, 2023. The Board also approved a pro-rated grant of 13,836 restricted stock units to Mr. Birns, which will vest in full on June 7, 2024.

Item 7.01	Regulation FD Disclosure.
The Company’s press release announcing the appointment of Mr. Birns is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished as part of this Report:

Exhibit No.	Description
99	Stem, Inc. Press Release dated October 31, 2023
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: November 6, 2023	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Corporate Secretary
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